UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 16, 2008 (January 14, 2008)

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-52013	20-0640002
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)
5 Penn Plaza (4th Floor), New York, New York 10001
(Address of principal executive offices, including zip code)
(212) 246-6700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 14, 2008, Town Sports International Holdings, Inc. (the “Company”) announced that Randall Stephen resigned from the Company as it Chief Operating Officer.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     99.1 Company’s Press Release, dated January 14, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)
Date: January 16, 2008	By:	/s/ Richard Pyle
Richard Pyle
Chief Financial Officer

EXHIBIT INDEX
99.1 Company’s Press Release, dated January 14, 2008